Exhibit 99.1

TMTS05-12ALT_UpdatedSizes -- B1
TERWIN TECHNOLOGIES, LLC (THE WINTER GROUP)


Balance        $2,362,000.00     Delay              24              WAC      7.236    WAM      354
Coupon         6.000             Dated              8/1/2005        NET      6.841    WALA     3
Settle         8/30/2005         First Payment      9/25/2005


-----------------------------------------------------------------------------------------------------------------------------------
 Price                               1                   2                   3                   4                    5
-----------------------------------------------------------------------------------------------------------------------------------
                                   Yield               Yield               Yield                Yield               Yield
-----------------------------------------------------------------------------------------------------------------------------------
 98-23+                            6.207               6.255               6.302               6.338                6.363

 WAL                               9.03                6.06                4.58                 3.84                3.45
 Mod Durn                          6.59                4.83                3.84                 3.31                3.02
 Principal Window              Jan10 - Apr19       Sep08 - Dec14       Sep08 - Jun12        Oct08 - Nov10       Oct08 - Nov09

-----------------------------------------------------------------------------------------------------------------------------------
 LIBOR_1MO                        3.5461              3.5461              3.5461               3.5461              3.5461
 LIBOR_6MO                        3.7491              3.7491              3.7491               3.7491              3.7491
-----------------------------------------------------------------------------------------------------------------------------------
 Prepay                      50 PricingSpeed      75 PricingSpeed     100 PricingSpeed     125 PricingSpeed    150 PricingSpeed
-----------------------------------------------------------------------------------------------------------------------------------
 Optional Redemption             Call (Y)             Call (Y)           Call (Y)             Call (Y)            Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------

 swap20050617              Mat    1yr    2yr    3yr    4yr    5yr    6yr    7yr    8yr    9yr    10yr
                           Yld    3.878  4.049  4.142  4.202  4.259  4.299  4.351  4.393  4.439  4.479
-----------------------------------------------------------------------------------------------------------------------------------


TMTS05-12HE_TS14s&pfin -- B2
TERWIN TECHNOLOGIES, LLC (THE WINTER GROUP)

Balance          $2,205,000.00     Delay              24              WAC             7.2356          WAM           354
Coupon           6.000             Dated              8/1/2005        NET             6.9656          WALA            3
Settle           8/30/2005         First Payment      9/25/2005



-----------------------------------------------------------------------------------------------------------------------------------
 Price                                  50 PPC                     75 PPC                     100 PPC
-----------------------------------------------------------------------------------------------------------------------------------
                                        Yield                      Yield                       Yield
-----------------------------------------------------------------------------------------------------------------------------------
 91-11                                  7.44                       7.95                        8.44

 WAL                                    8.59                       5.74                        4.34
 Mod Durn                               6.22                       4.53                         3.6
 Principal Window                   Jan10 - May18              Sep08 - Apr14               Sep08 - Dec11

-----------------------------------------------------------------------------------------------------------------------------------
 LIBOR_1MO                              3.60                       3.60                        3.60
 LIBOR_6MO                              3.87                       3.87                        3.87
-----------------------------------------------------------------------------------------------------------------------------------

 Prepay                           50 PricingSpeed             75 PricingSpeed            100 PricingSpeed
                                 Include Penalties           Include Penalties          Include Penalties
 No Prepays
 Lockout and Penalties
 Prepay Penalty Haircut                  15                         15                          15
 Optional Redemption                   Call (Y)                   Call (Y)                    Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------

 swap20050606                    Mat     2yr     3yr     4yr     5yr     6yr     7yr     8yr     9yr
                                 Yld     4.04    4.11    4.18    4.259   4.299   4.351   4.300   4.36
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Price                                 125 PPC                                      150 PPC
-----------------------------------------------------------------------------------------------------------------------------------
                                        Yield                                        Yield
-----------------------------------------------------------------------------------------------------------------------------------
 91-11                                  8.83                                         9.08

 WAL                                    3.63                                         3.28
 Mod Durn                               3.09                                         2.84
 Principal Window                   Sep08 - Jul10                                Oct08 - Jul09

-----------------------------------------------------------------------------------------------------------------------------------
 LIBOR_1MO                              3.60                                         3.60
 LIBOR_6MO                              3.87                                         3.87
---------------------------------------------------------------------------------------------------------------
 Prepay                           125 PricingSpeed                              150 PricingSpeed
                                 Include Penalties                             Include Penalties
 No Prepays
 Lockout and Penalties
 Prepay Penalty Haircut                  15                                           15
 Optional Redemption                  Call (Y)                                      Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------


TMTS05-12HE_TS14s&pfin -- B3
TERWIN TECHNOLOGIES, LLC (THE WINTER GROUP)


Balance        $1,577,000.00     Delay              24              WAC       7.2356   WAM         354
Coupon         6.000             Dated              8/1/2005        NET       6.9656   WALA          3
Settle         8/30/2005         First Payment      9/25/2005


-----------------------------------------------------------------------------------------------------------------------------------
 Price                            50 PPC                     75 PPC                       100 PPC
-----------------------------------------------------------------------------------------------------------------------------------
                                   Yield                     Yield                         Yield
-----------------------------------------------------------------------------------------------------------------------------------
 92-2                              7.41                      7.93                          8.42

 WAL                               7.72                      5.13                          3.91
 Mod Durn                          5.82                      4.18                          3.31
 Principal Window              Jan10 - Feb16             Sep08 - Aug12                 Sep08 - Oct10

-----------------------------------------------------------------------------------------------------------------------------------
 LIBOR_1MO                         3.60                      3.60                          3.60
 LIBOR_6MO                         3.87                      3.87                          3.87
-----------------------------------------------------------------------------------------------------------------------------------
 Prepay                       50 PricingSpeed           75 PricingSpeed              100 PricingSpeed
                             Include Penalties         Include Penalties            Include Penalties
 No Prepays
 Lockout and Penalties
 Prepay Penalty Haircut             15                        15                            15
 Optional Redemption             Call (Y)                  Call (Y)                      Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------

 swap20050606                Mat    2yr    3yr    4yr    5yr    6yr    7yr    8yr    9yr
                             Yld    4.04   4.11   4.18   4.259  4.299  4.351  4.300  4.36
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
 Price                             125 PPC                                      150 PPC
-----------------------------------------------------------------------------------------------------------------------------------
                                    Yield                                        Yield
-----------------------------------------------------------------------------------------------------------------------------------
 92-2                               8.81                                         8.97

 WAL                                3.28                                         3.08
 Mod Durn                           2.84                                         2.68
 Principal Window               Sep08 - Aug09                                Sep08 - Oct08

-----------------------------------------------------------------------------------------------------------------------------------
 LIBOR_1MO                          3.60                                         3.60
 LIBOR_6MO                          3.87                                         3.87
-----------------------------------------------------------------------------------------------------------------------------------
 Prepay                       125 PricingSpeed                              150 PricingSpeed
                             Include Penalties                             Include Penalties
 No Prepays
 Lockout and Penalties
 Prepay Penalty Haircut              15                                           15
 Optional Redemption               Call (Y)                                    Call (Y)
-----------------------------------------------------------------------------------------------------------------------------------
